Chairman's Letter

Dear Shareholder:

   The year 2000 was certainly a memorable year in the history of the stock market. After setting record highs the market slowly gave back its gains and finished below where it started in January 2000.

   The year 2000 also took its toll on Buttonwood Capital Appreciation Fund. Between market erosion and shareholder redemptions, the asset base has declined to levels where expenses of the fund put an enormous strain on the portfolio managers' ability to meet or exceed investment performance benchmarks.

   Due to the erosion of assets and the increase in the expense ratio to over 2.4% of assets, the Officers of the fund have spent several months weighing the options most advantageous to all shareholders.

   Because the performance of the fund has trailed that of the overall market, raising assets through distributor marketing efforts would prove to be too expensive and uncertain. Seeking to merge into another mutual fund with similar investment objectives would prove costly for Buttonwood shareholders, and be very uncertain as to its success.

   After weighing the options most beneficial to shareholders, the Officers of the fund recommended to the Board of Directors that the best option would be to liquidate the portfolio and dissolve the fund.

   On Monday, February 12, 2001, a special meeting of the Board of Directors was held to consider all options. At this meeting the Board voted to liquidate the portfolio and dissolve the fund in an expeditious and timely manner. The Investment Advisor and Distributor have agreed to bear all extraordinary costs associated with dissolving the fund, other than costs incurred in the day to day operations of the fund.

   Any tax consequences realized from the dissolution should be discussed with each shareholder's tax advisor. All Financial Consultants to shareholders have been briefed as to suitable investment alternatives for shareholders.

   The Board of Directors and Officers of the fund regret any inconvenience this may cause you, and thank you for the confidence that you placed in them over the years.

Sincerely,



/s/  Rudolph C. Sander
------------------------
Rudolph C. Sander

President's Letter                                                 February 2001

Dear Fellow Shareholders:

   While this report is a semi-annual one covering the last six months of the Fund's activity, it is worth reviewing the market's performance for the year just concluded. It was a very different year than the last five where 20%+ returns were the norm. It was the worst year ever for the NASDAQ and the first time since 1990 that all three major stock indices finished with a loss for the year. The NASDAQ closed down 39.3% for the year and plummeted by 52% from its March high. Our benchmark, the S&P 500, ended the year down 9.1%, its worst showing since 1977. The Dow likewise concluded the year down over 6%, its worst result since 1981.

   In surveying the decline in the market, particularly over the last quarter of 2000, we are reminded of the admonition "be careful what you wish for". We were, as were many in the investment community wishing for a slowdown in economic activity sufficient to cause the Federal Reserve to ease credit conditions. Implicit in this wish was that the easing would come before any serious damage would be done to growth and corporate profits. Unfortunately, economic activity fell dramatically. Indeed the sequential decline in activity from the second quarter to the third quarter was the most dramatic since the recession of 1990.

   Uncertainty is bad for the equity market. Stock prices are built on expectations for earnings growth, and forces that reduce the level or predictability of that growth, such as the dramatic slowing in the economy, cause stocks to fall. Analysts have been busily reevaluating and reducing earnings estimates over the past several months. The resulting changes, particularly to near-term expectations caused the significant decline in share prices.

   In the six months ending December 31, 2000, during the worst of the general market decline, your Fund held up fairly well. Over that period the Fund returned -9.90% as compared with the S&P 500 return of -8.72%. While our technology stocks suffered along with the market, this was offset by investments in Health Care, Consumer and Financials. These areas were relatively unaffected by the decline in earnings expectations during the period.

   The environment for investing in stocks changed just after the close of the year. The surprise announcement by the Federal Reserve on January 3rd of a 0.5% cut in the Fed funds and Discount rate is significant to the outlook for the market. This directional change in attitude by the Fed has in the past proved a very positive signal for the equity market. It also suggests a shift in emphasis within the Fund. Early market beneficiaries include Financial stocks where we already have a significant exposure and Consumer Cyclical companies. First to benefit in an economic recovery is usually consumer spending and the beneficiaries of this are those companies subject to consumer discretionary spending. Areas such as retail, leisure and media best fit this description. In January we have added several names in these areas including AOL Time Warner, Omnicom, Marriott and Costco. In order to fund these purchases we have reduced our investment in Energy stocks, Health Care and Utilities.

   The latter part of 2000 was a very difficult one for equity investing. We believe that the decline was related to an adjustment in expectations to a lower than previously expected level of economic growth. While actual economic results and along with it profits will not begin to see improvement until later in the second half of the year at the earliest, the market will discount this improvement much sooner.

                                                   Sincerely,



                                                   /s/  Richardson T. Merriman
                                                   -----------------------------
                                                   Richardson T. Merriman

--------------------------------------------------------------------------------
                        Buttonwood Capital Appreciation
                            Statement of Net Assets
                         December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
                                                         Number
                                                           of
                                                         Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK - 88.1%
--------------------------------------------------------------------------------
Aerospace -- 2.3%
   United Technologies Corp. .................            7,000       $  550,375
                                                                       ---------
Banking -- 2.6%
   State Street Corp. ........................            5,000          621,050
                                                                       ---------
Beverages -- 3.1%
   Pepsico, Inc. .............................           15,000          743,437
                                                                       ---------
Business & Consumer Services -- 2.6%
   Automatic Data Processing, Inc. ...........           10,000          633,125
                                                                       ---------
Communications -- 4.4%
   Corning, Inc. .............................            9,000          475,312
   Nokia Corp. - Sponsored ADR** .............            6,000          261,000
   Nortel Networks Corp. .....................           10,000          320,625
                                                                       ---------
                                                                       1,056,937
                                                                       ---------
Computers & Software -- 9.2%
   Cisco Systems, Inc.** .....................           10,000          382,500
   EMC Corp.** ...............................            8,000          532,000
   Hewlett-Packard Co. .......................           11,000          347,187
   Juniper Networks, Inc.** ..................            2,000          252,125
   Microsoft Corp.** .........................            3,500          152,250
   Network Appliance, Inc.** .................            3,000          192,703
   Sun Microsystems, Inc.** ..................           13,000          362,375
                                                                       ---------
                                                                       2,221,140
                                                                       ---------
Drugs & Health Care -- 14.7%
   Eli Lilly & Co. ...........................            7,000          651,438
   Kimberly-Clark Corp. ......................            8,500          600,865
   Merck & Co., Inc. .........................            7,000          655,375
   Pfizer, Inc. ..............................           22,000        1,012,000
   Pharmacia Corp. ...........................           10,000          610,000
                                                                       ---------
                                                                       3,529,678
                                                                       ---------
Electronics -- 5.2%
   Emerson Electric Co. ......................            3,000          236,437
   General Electric Corp. ....................           10,000          479,375
   Intel Corp. ...............................            8,000          242,000
   Texas Instruments, Inc. ...................            6,000          284,250
                                                                       ---------
                                                                       1,242,062
                                                                       ---------

--------------------------------------------------------------------------------
                                                         Number
                                                           of
                                                         Shares         Value
--------------------------------------------------------------------------------
Finance -- 12.7%
   Citigroup, Inc. .............................          22,666     $ 1,157,382
   MBNA Corp. ..................................          30,000       1,108,125
   Morgan Stanley Dean
     Witter & Co. ..............................          10,000         792,500
                                                                     -----------
                                                                       3,058,007
                                                                     -----------
Insurance -- 4.5%
   American International
   Group, Inc. .................................          11,000       1,084,188
                                                                     -----------
Manufacturing -- 3.5%
   Tyco International Ltd. .....................          15,000         832,500
                                                                     -----------
Medical & Medical Services -- 2.7%
   Amgen, Inc. .................................          10,000         639,375
                                                                     -----------
Medical Equipment & Supplies -- 4.0%
   Medtronic, Inc. .............................          16,000         966,000
                                                                     -----------
Oil & Gas -- 2.9%
   Exxon Mobil Corp. ...........................           8,000         695,500
                                                                     -----------
Oil Field Equipment & Services -- 3.3%
   Schlumberger, Ltd. ..........................          10,000         799,375
                                                                     -----------
Retail Food Chains -- 1.7%
   Kroger Co.** ................................          15,000         405,938
                                                                     -----------
Retail Merchandising -- 4.1%
   Home Depot, Inc. ............................          10,000         456,875
   Wal-Mart Stores, Inc. .......................          10,000         531,250
                                                                     -----------
                                                                         988,125
                                                                     -----------
Utilities -- 4.6%
   Duke Energy Corp. ...........................          13,000       1,108,250
                                                                     -----------
Total Common Stock
   (Cost $18,492,160) ..........................                      21,175,062
                                                                     -----------

--------------------------------------------------------------------------------
                                                         Number
                                                           of
                                                         Shares         Value
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 4.2%
-------------------------------------------------------------------------------
Drugs & Health Care
   CVS Corp. (Cost $739,068) ................           10,000      $   998,125
                                                                    -----------
                                                          Par
--------------------------------------------------------------------------------
CORPORATE BONDS - 2.7%
--------------------------------------------------------------------------------
   Nextel Communications Senior
   Discount Notes,
   5.25%, 01/15/2010
     (Cost $905,084) ........................         $900,000          659,250
                                                                    -----------

--------------------------------------------------------------------------------
                                                         Number
                                                           of
SHORT TERM INVESTMENTS - 5.2%                            Shares
--------------------------------------------------------------------------------
   Provident Institutional Funds -
    TempCash ................................          621,628          621,628
   Provident Institutional Funds -
    TempFund ................................          621,629          621,629
                                                                    -----------
TOTAL SHORT TERM INVESTMENTS
   (COST $1,243,257) ........................                         1,243,257
                                                                    -----------
TOTAL INVESTMENTS - 100.2%
   (Cost $21,379,569*) ......................                        24,075,694
                                                                    -----------
LIABILITIES IN EXCESS OF
   Other Assets - (0.2%) ....................                           (43,944)
                                                                    -----------
NET ASSETS - 100.0%
   (Equivalent to $16.64 per share
   based on 1,443,837 shares of capital
   stock outstanding) .......................                      $ 24,031,750
                                                                   ============



NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($24,031,750 / 1,443,837
   shares outstanding)                                                   $16.64
                                                                   ============


================================================================================

  * Aggregate cost for federal income tax purposes was $21,379,569. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

       Gross Appreciation ...........................               $ 5,033,089
       Gross Depreciation ...........................                (2,336,964)
                                                                    -----------
        Net Appreciation ............................               $ 2,696,125
                                                                    ===========

 ** Non-income producing security.

================================================================================

NET ASSETS CONSISTED OF THE FOLLOWING:
   Paid-in capital ..................................               $20,890,760
   Undistributed net realized gains .................                   444,865
   Unrealized appreciation on
    investments .....................................                 2,696,125
                                                                    -----------
                                                                    $24,031,750
                                                                    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
             For the Six Months ended December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Income:
   Dividends ..................................................     $   140,741
   Interest ...................................................          54,974
                                                                    -----------
      Total income ............................................         195,715
                                                                    -----------
--------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee ....................................         106,452
   Distribution fee ...........................................          56,774
   Shareholder servicing ......................................          35,484
   Administration fee .........................................          32,767
   Transfer agent fee .........................................          23,190
   Insurance ..................................................           9,524
   Custodian fee ..............................................           5,230
   Legal fee ..................................................          20,165
   Audit ......................................................          10,083
   Printing ...................................................          10,587
   Directors' fee .............................................           5,042
   Federal and state registration fees ........................           6,806
   State taxes ................................................           2,521
   Miscellaneous ..............................................           2,521
                                                                    -----------
      Total expenses ..........................................         327,146
                                                                    -----------
      Net investment deficit ..................................        (131,431)
                                                                    -----------
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Net realized gain from security transactions ...............       3,132,985
   Net change in unrealized depreciation of investments .......      (5,645,803)
                                                                    -----------
   Net realized and unrealized loss on investments ............      (2,512,818)
                                                                    -----------
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........     $(2,644,249)
                                                                    ===========
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.


----------------------------------------------------------------------------------------------------
                                 STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------
                                                                 For the Six Months
                                                                        ended         For the Year
                                                                  December 31, 2000       ended
                                                                     (Unaudited)      June 30, 2000
                                                                  ------------------  -------------
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income (loss) ..................................   $   131,431)     $   (72,673)
   Net realized gain from security transactions ..................     3,132,985        7,335,605
                                                                     -----------      -----------
   Net change in unrealized depreciation of investments ..........    (5,645,803)     (13,381,781)
                                                                     -----------      -----------
Net decrease in net assets resulting from operations .............    (2,644,249)      (6,118,849)
                                                                     -----------      -----------
Distributions to shareholders:
   Net investment income ($0.00 and $0.03 per share, respectively)            --          (54,515)
   Capital gains ($5.35 and $2.40 per share, respectively) .......    (7,030,668)      (4,485,774)
                                                                     -----------      -----------
   Total distributions ...........................................    (7,030,668)      (4,540,289)
                                                                     -----------      -----------
Capital share transactions:
   Net increase (decrease) in net assets derived
     from capital share transactions* ............................     2,606,233      (19,439,355)
                                                                     -----------      -----------
Total decrease in net assets .....................................    (7,068,684)     (30,098,493)
                                                                     -----------      -----------

NET ASSETS:
  Beginning of period ............................................    31,100,434       61,198,927
                                                                     -----------      -----------
  End of period ..................................................   $24,031,750      $31,100,434
                                                                     ===========      ===========

-------------------------------------------------------------------------------------------------
* Capital share transactions are as follows:


                                                                       Shares            Value
                                                                    ------------     ------------
    For the six months ended December 31, 2000
    Shares purchased .......................................              43,321     $    756,570
    Shares reinvested ......................................             344,360        6,569,766
    Shares redeemed ........................................             246,534        4,720,103
                                                                    ------------     ------------
    Net increase ...........................................             141,147     $  2,606,233
                                                                    ============     ============

    For the year ended June 30, 2000
    Shares purchased .......................................              33,205     $    811,899
    Shares reinvested ......................................             159,330        4,295,077
    Shares redeemed ........................................            (954,809)     (24,546,331)
                                                                    ------------     ------------
    Net decrease ...........................................            (762,274)    ($19,439,355)
                                                                    ============     ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------
The Table below sets forth financial data for a share of capital stock outstanding throughout each period presented.


                                        For the six months
                                              ended
                                        December 31, 2000
                                           (Unaudited)                         Years ended June 30,
------------------------------------------------------------------------------------------------------------------------
                                                            2000         1999         1998       1997        1996
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....  $ 23.87       $ 29.64      $ 33.28      $ 31.53    $ 26.42     $ 22.92
                                            -------       -------      -------      -------    -------     -------
INCOME FROM INVESTMENT
   OPERATIONS
   Net investment income (deficit) .......    (0.03)        (0.06)        0.08         0.09       0.15        0.17
   Net gains or losses on securities
    (both realized and unrealized) .......    (1.85)        (3.28)       (1.96)        5.41       7.60        5.42
                                            -------       -------      -------      -------    -------     -------
   Total from investment operations ......    (1.88)        (3.34)       (1.88)        5.50       7.75        5.59
                                            -------       -------      -------      -------    -------     -------
LESS DISTRIBUTIONS
   Dividends from net investment
    income ...............................        -         (0.03)       (0.09)       (0.13)     (0.15)      (0.21)
   Distributions from capital gains ......    (5.35)        (2.40)       (1.67)       (3.62)     (2.49)      (1.88)
                                            -------       -------      -------      -------    -------     -------
   Total distributions ...................    (5.35)        (2.43)       (1.76)       (3.75)     (2.64)      (2.09)
                                            -------       -------      -------      -------    -------     -------

Net asset value, end of period ...........  $ 16.64       $ 23.87      $ 29.64      $ 33.28    $ 31.53     $ 26.42
                                            =======       =======      =======      =======    =======     =======

Total Return (1) .........................    (9.90)%      (12.01)%      (6.03)%      19.40%     32.20%      25.92%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period
    (in 000's) ...........................  $24,032       $31,100      $61,199      $81,512    $66,609     $50,704

   Ratio of expenses to average net
    assets ...............................     2.30%*        2.08%        1.83%        1.75%      1.83%       1.96%
   Ratio of net investment income
    (deficit) to average net assets ......    (0.92)%*      (0.17)%       0.25%        0.30%      0.54%       0.69%
   Portfolio turnover rate ...............    45.01%        71.23%       25.77%       28.14%     29.48%      38.97%

--------------------------------------------------------------------------------
   *  Annualized

This report has been prepared for Shareholders and may be distributed to others only preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                         December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

A. Buttonwood Capital Appreciation (the "Fund"), a series of The Buttonwood Funds, Inc. (the "Company"), formerly Addison Capital Shares, Inc., was organized as a Maryland corporation on June 4, 1986. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Significant accounting policies relating to the Fund are as follows:

   Security Valuation -- Portfolio securities which are traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last sales price. Securities traded on an exchange or NASDAQ for which there has been no sale on that day and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Debt instruments having a maturity of 60 days or less are valued at amortized cost.

   Securities Transactions and Investment Income -- Securities transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

   Dividends and Distributions to Shareholders -- Substantially all of the Fund's net investment income and net realized capital gains, if any, will be distributed to shareholders on an annual basis.

   Federal Income Taxes -- No provision is made for Federal income taxes as it is the Fund's intention to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from all or substantially all Federal income taxes.

B. Independence Capital Management, Inc. serves as the Fund's investment adviser. Independence Capital Management, Inc. is a wholly-owned subsidiary of The Penn Mutual Life Insurance Co. For its services as adviser, Independence Capital Management, Inc. receives a fee, computed daily and paid monthly, at an annual rate of .75% of the Fund's first $100 million in average daily net assets, .50% of the next $150 million in average daily net assets, and .25% of average daily net assets in excess of $250 million.

   PFPC Inc., an indirect subsidiary of PNC Financial Services Corp., serves as the Fund's administrative and accounting agent. As compensation for these services, PFPC Inc. receives a fee computed daily and paid monthly, at an annual rate of .10% of the Fund's average daily net assets or $100,000, whichever is greater. PFPC agreed to reduce its minimum annual fee to $65,000 effective April 1, 2000.

   PFPC Trust Company acts as the Fund's custodian. PFPC Inc. also acts as the Fund's transfer agent and dividend disbursing agent.

   Pursuant to an Underwriting Agreement with the Fund, Janney Montgomery Scott LLC (Janney), a wholly-owned subsidiary of Independence Square Properties,
Inc., which is in turn wholly-owned by The Penn Mutual Life Insurance Company, serves as the Fund's distributor. As compensation for these services, Janney receives a fee from the Fund, computed daily and paid monthly, at an annual rate of .40% of the Fund's average daily net assets. Janney did not receive brokerage commissions for the six months ended December 31, 2000.

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                   December 31, 2000 (Unaudited) - Continued
--------------------------------------------------------------------------------

   Under a Services Agreement between the Fund and Janney, Janney will provide office space to the Fund, will supervise performance by PFPC Trust Company and PFPC Inc. of their respective duties, and will respond to shareholders' inquiries for an annual fee equal to .25% of the Fund's average daily net assets.

   Certain officers and directors of the Fund are officers and/or directors of Independence Capital Management, Inc. and Janney. The law firm of Morgan, Lewis & Bockius, a member of which is also an officer of the Fund, received $20,165 from the Fund for legal services rendered during the six months ended December 31, 2000.

C. Purchases and sales of securities, other than short-term obligations, aggregated $12,193,701 and $17,557,804, respectively, for the six months ended December 31, 2000.

D. As of July 3, 1995 Fund shares are sold at their net asset value. As of that date all sales charges are eliminated for all Fund share purchases.

E. Buttonwood Capital Appreciation distributed a total long-term capital gain dividend of $7,030,668 or $5.3465 per share, during the six months ended December 31, 2000.

   Because the Fund's fiscal year is not the calendar year, Capital Gain Dividend distributed amounts to be used by calendar year taxpayers on their federal income tax returns will be reflected on 1099-Div forms, which will be mailed in January 2001.

                       THIS PAGE INTENTIONALLY LEFT BLANK

Directors & Officers
Rudolph C. Sander
   Chairman of the Board
Richardson T. Merriman
   President & Chief Executive
Margaret M. Healy
   Director
Charles E. Mather, III
   Director
Collin F. McNeil
   Director
Barbara S. Wood
   Treasurer, Chief Accounting Officer
& Chief Financial Officer
Charles J. Sullivan
   Vice President
Willard N. Woolbert
   Vice President
James W. Jennings
   Secretary

Investment Adviser
INDEPENDENCE CAPITAL MANAGEMENT, INC.
Five Radnor Corporate Center, Suite 450
Radnor, PA 19087

Distributor
JANNEY MONTGOMERY SCOTT LLC
1801 Market Street
Philadelphia, PA 19103

Administrator
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

Transfer Agent
PFPC, INC.
103 Bellevue Parkway
Wilmington, DE 19809

                                   BUTTONWOOD
                                     [LOGO]








                                Distributed by:

                            JANNEY MONTGOMERY SCOTT
                                     [LOGO]

                               Semi-Annual Report
                                to Shareholders
                               December 31, 2000